Exhibit 23.2
                         Consent of Arthur Andersen LLP


We consent to the use of our reports incorporated herein by reference, which reports appear in the R-B Rubber Products, Inc. Form 10-KSB as of and for the fiscal year ended December 31, 1999.


                                                  /s/ _____________________
                                                  Portland, Oregon
                                                  April 24, 2000

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